EXHIBIT 10.13

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT, dated as of the 1st day of February, 2000 (the "AGREEMENT"), is by and between USA DIGITAL, INC., a Nevada corporation (the "COMPANY"), and PETER J. LYONS, an individual (the "EXECUTIVE").

                                   WITNESSETH:

         WHEREAS, the Company is presently engaged in the telecommunications industry;

         WHEREAS, Executive has extensive experience in this area;

         WHEREAS, the Company wishes to employ Executive for the period provided in this Agreement and Executive is willing to serve in the employ of the Company for such period upon the terms and conditions hereinafter set forth.

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties, intending to be legally bound, hereby agree as follows:

1.       EMPLOYMENT

         The Company hereby employs Executive upon the terms and conditions herein contained, and Executive hereby accepts such employment for the term described below. Executive is and shall be employed in the capacity of the Company's Chief Executive Officer, and shall perform the duties and functions customarily performed by the Chief Executive Officer of a corporation during the term of this Agreement and shall have such other duties, responsibilities and authority as are assigned to him by the Board of Directors of the Company as long as such additional duties, responsibilities and authority are consistent with Executive's position and level of authority as the Chief Executive Officer of the Company. Executive shall report directly to the Board of Directors of the Company. Executive shall perform his duties and functions from the Orlando, Florida area during the term of this Agreement or until in his own best judgment and at his sole discretion he decides to relocate.

         Throughout the term of this Agreement, Executive shall devote his best efforts and substantially all of his business time and services to the business and affairs of the Company.

2.       TERM OF AGREEMENT

         The initial term of employment under this Agreement shall be for a period of five (5) years beginning on February 1, 2000 (the "EFFECTIVE DATE"). After the expiration of such initial employment period, the term of Executive's employment hereunder shall automatically be extended without further action by the parties for successive one (1) year renewal terms, provided that if either party gives the other party at least thirty (30) days' advance written notice of his or its intention to not renew this Agreement for an additional term, the Agreement shall terminate upon the expiration of the then current term.

         Notwithstanding the foregoing, the Company shall be entitled to terminate this Agreement immediately, subject to a continuing obligation to make any payments required under Section 5 below, if Executive: (i) becomes disabled as described in Section 5(b), (ii) is terminated for Cause, as defined in
Section 5(c), or (iii) voluntarily terminates his employment before the current term of this Agreement expires, as described in Section 5(d).

3.       SALARY

         During the term of this Agreement, for all services rendered hereunder, Executive shall receive a base salary ("Base Salary") at a rate of not less than One Hundred Sixty Thousand and No/100 Dollars ($160,000.00) per annum. The Base Salary shall be payable in equal installments in accordance with the Company's payroll practices but not less than once per month. The Compensation Committee of the Board shall review this base salary at annual intervals, and may adjust Executive's annual base salary upward from time to time if the Committee deems such adjustment to be appropriate.

4.       ADDITIONAL COMPENSATION AND BENEFITS

         Executive shall receive the following additional compensation and welfare and fringe benefits:

         (A) SIGNING BONUS OPTIONS. As of the Effective Date of this Agreement, Executive shall be granted nonstatutory stock options ("Bonus Options") to purchase up to 100,000 shares of the Company's common stock at an exercise price of $3.50 per share, which such Bonus Options shall be exercisable as of the date hereof. Such Bonus Options shall be subject to the provisions set forth in the stock option agreement attached hereto as EXHIBIT A.

         (B) EXECUTIVE STOCK OPTIONS. As of the Effective Date of this Agreement, Executive shall be granted nonstatutory stock options ("Executive Options") to purchase up to 500,000 shares of the Company's common stock at the exercise prices set forth in, and subject to the provisions of the stock option agreement attached hereto as EXHIBIT B. During the remaining term of this Agreement, any additional stock option awards shall be at the discretion of the Compensation Committee of the Company's Board.

         (C) MEDICAL INSURANCE. The Company shall provide Executive with health insurance coverage no less favorable than that from time to time made available to other key employees.

         (D) VACATION. Executive shall be entitled to three weeks annual vacation leave during the term of this Agreement and any extension thereof, prorated for partial years. Vacation shall be scheduled at reasonable times not in conflict with Executive's duties hereunder.

         (E) BUSINESS EXPENSES. The Company shall reimburse Executive for all reasonable expenses he incurs in promoting the Company's business, including expenses for travel, entertainment of business associates and similar items, upon presentation by Executive from time to time of an itemized account of such expenditures.

         (F) CAR ALLOWANCE. Executive shall be entitled to receive a monthly car allowance in the amount of One Thousand Dollars ($1,000.00).

         In addition to the benefits provided pursuant to the preceding paragraphs of this Section 4, Executive shall be eligible to participate in such other executive compensation and retirement plans of the Company as are applicable generally to other officers, and in such welfare benefit plans, programs, practices and policies of the Company as are generally applicable to other key employees.

5.       PAYMENTS UPON TERMINATION

         (A) INVOLUNTARY TERMINATION. If Executive's employment is terminated by the Company during the term of this Agreement, Executive shall be entitled to receive his base salary accrued through the date of termination. Executive shall also receive any nonforfeitable benefits already earned and payable to him under the terms of any deferred compensation, incentive or other benefit plan maintained by the Company, payable in accordance with the terms of the applicable plan.

         If the  termination  is not for death,  failure to renew as provided in
Section 2,  disability as described in Section  5(b),  for Cause as described in
Section 5(c) or a voluntary termination by Executive as described in Section 5(d), the Company shall also be obligated to pay to Executive an amount equal to an aggregate of all salary payments which would otherwise be due Executive for the months remaining in the then current term of this Agreement. Any such payment shall, at the option of the Company, be made either in equal bi-monthly installments over the remaining term of this Agreement, or in a lump sum cash payment on the date of termination.

         (B) DISABILITY. The Company shall be entitled to terminate this Agreement if the Board determines that Executive has been unable to attend to his duties for at least ninety (90) days because of a medically diagnosable physical or mental condition. Upon such termination, the Company shall pay to Executive a monthly disability benefit equal to one-twenty-fourth (1/24th) of his current annual base salary at the time he became permanently disabled. Payment of such disability benefit shall commence on the last day of the month following the date of the termination by reason of permanent disability and cease with the earliest of: (i) the month in which Executive returns to active employment, either with the Company or otherwise, (ii) the end of the initial term of this Agreement, or the current renewal term, as the case may be, or
(iii) the twelfth month after the date of the termination. Any amounts payable under this Section 5(b) shall be reduced by any amounts paid to Executive under any long-term disability plan or other disability program or insurance policies maintained or provided by the Company.

         (C) TERMINATION FOR CAUSE. If Executive's employment is terminated by the Company for Cause, the amount Executive shall be entitled to receive from the Company shall be limited to his base salary accrued through the date of termination, and any nonforfeitable benefits already earned and payable to Executive under the terms of deferred compensation or incentive plans maintained by the Company. For purposes of this Agreement, the term "CAUSE" shall be limited to: (i) any action by Executive involving willful disloyalty to the Company, such as embezzlement, fraud, misappropriation of corporate assets or a breach of the covenants set forth in Sections 8 or 9 hereof; (ii) Executive being convicted of a felony; (iii) Executive being convicted of any lesser crime or offense committed in connection with the performance of his duties hereunder or involving moral turpitude; or (iv) the intentional and willful failure by Executive to substantially perform his duties hereunder as directed by the Board (other than any such failure resulting from Executive's incapacity due to physical or mental disability); provided that in the event of a termination for Cause under this Section 5(c)(iv), Executive shall have a period of thirty (30) days in which to cure such breach after receiving notice from the Company specifying in reasonable detail the nature of such breach.

         (D) VOLUNTARY TERMINATION BY EXECUTIVE. If Executive resigns or otherwise voluntarily terminates his employment before the end of the current term of this Agreement, the amount Executive shall be entitled to receive from the Company shall be limited to his base salary accrued through the date of termination, and any nonforfeitable benefits already earned and payable to Executive under the terms of any deferred compensation or incentive plans of the Company. For purposes of this Section, a resignation by Executive shall not be deemed to be voluntary if Executive resigns during the period of three (3) months after the date he is: (i) assigned to a position of lesser rank (other than for Cause, or by reason of permanent disability), (ii) assigned duties materially inconsistent with such position, or (iii) directed to report to anyone other than the Company's Board of Directors.

6.       DEATH

         If Executive dies during the term of this Agreement, the Company shall pay to Executive's estate a lump sum payment equal to the sum of Executive's base salary accrued through the date of death plus the total unpaid amount of any bonuses earned with respect to the fiscal year of the Company most recently ended. In addition, the death benefits payable by reason of Executive's death under any retirement, deferred compensation or other employee benefit plan maintained by the Company shall be paid to the beneficiary designated by Executive in accordance with the terms of the applicable plan or plans.

7.       WITHHOLDING

         The Company shall, to the extent permitted by law, have the right to withhold and deduct from any payment hereunder any federal, state or local taxes of any kind required by law to be withheld with respect to any such payment.

8.       PROTECTION OF CONFIDENTIAL INFORMATION

         Executive agrees that, both during the term of this Agreement and thereafter, he will keep all confidential and proprietary information of the Company or relating to its business (including, but not limited to, information regarding the Company's customers, pricing policies, methods of operation, proprietary computer programs and trade secrets) confidential, and that he will not (except with the Company's prior written consent), while in the employ of the Company or thereafter, disclose any such confidential information to any person, firm, corporation, association or other entity, other than in furtherance of his duties hereunder, and then only to those with a "need to know." Executive shall not make use of any such confidential information for his own purposes or for the benefit of any person, firm, corporation, association or other entity (except the Company) under any circumstances during or after the term of his employment. The foregoing shall not apply to any information which is already in the public domain, or is generally disclosed by the Company or is otherwise in the public domain at the time of disclosure.

         Executive recognizes that because his work for the Company will bring him into contact with confidential and proprietary information of the Company, the restrictions of this Section 8 are required for the reasonable protection of the Company and its investments and for the Company's reliance on and confidence in Executive. For purposes of this Section 8, the term "Company" means the Company, any of the Company's subsidiary corporations and its other affiliated entities.

9.       COVENANT NOT TO COMPETE; NON SOLICITATION

         Executive hereby agrees that he will not, either during the Employment Term or during the period of one (1) year from the time Executive's employment under this Agreement is terminated, engage in any business activities on behalf of any enterprise which competes with the Company in the telecommunications business. Executive will be deemed to be engaged in such competitive business activities if he participates in such a business enterprise as an employee, officer, director, consultant, agent, partner, proprietor, or other participant; provided that the ownership of no more than two percent (2%) of the stock of a publicly traded corporation engaged in a competitive business, shall not be deemed to be engaging in competitive business activities.

         Executive agrees that he shall not, for a period of one (1) year from the time his employment under this Agreement ceases (for whatever reason), or, if later, during any period in which he is receiving monthly severance payments under Section 5 of this Agreement:

         (a) solicit any employee or full-time consultant of the Company for the purposes of hiring or retaining such employee or consultant, or

         (b) contact any present or prospective client of the Company to solicit such a person to enter into any business transaction, other than with the Company or with one of the Company's affiliates.

For this purpose, Executive shall be considered to be receiving monthly severance payments under Section 5 of this Agreement during any period for which he would be entitled to receive such severance payments.

10.      INJUNCTIVE RELIEF

         Executive acknowledges and agrees that it would be difficult to fully compensate the Company for damages resulting from the breach or threatened breach of the covenants set forth in Sections 8 and 9 of this Agreement and accordingly agrees that the Company shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions in any action or proceeding instituted in the Circuit Court of Hillsborough County, Florida, or in any court in the State of Florida having subject matter jurisdiction, and the Company shall not be required to post a bond in order to receive such relief. This provision with respect to injunctive relief shall not, however, diminish the Company's right to claim and recover damages.

         It is expressly understood and agreed that although the parties consider the restrictions contained in this Agreement to be reasonable, if a court determines that the time or territory or any other restriction contained in this Agreement is an unenforceable restriction on the activities of Executive, no such provision of this Agreement shall be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such extent as such court may judicially determine or indicate to be reasonable.

11.      SEPARABILITY

         If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

12.      ASSIGNMENT

         This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of Executive and the assigns and successors of the Company, but neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by Executive.

13.      ENTIRE AGREEMENT

         This Agreement represents the entire agreement of the parties and shall supersede any and all previous or contemporaneous contracts, arrangements or understandings between the Company and Executive. The Agreement may not be modified or amended other than by mutual written agreement of the parties hereto.

14.      GOVERNING LAW

         This Agreement shall be construed, interpreted, and governed in accordance with the laws of the State of Florida.

15.      COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed, and Executive has hereunto set his hand, as of the day and year first above written.

Attest:                                      USA DIGITAL, INC.


/s/ Mark D. Cobb                             By: /s/ Mark D. Cobb
----------------------------------              --------------------------------
Secretary                                       Mark D. Cobb, Its President


Witness:                                     EXECUTIVE:

/s/ Heddy Lopez-Vernon                       /s/ Peter J. Lyons
----------------------------------           -----------------------------------
                                             Peter J. Lyons

                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT, made as of February 1, 2000, between USA Digital, Inc., a Nevada corporation (the "CORPORATION"), and Peter J. Lyons ("EMPLOYEE").

                                   WITNESSETH:

         WHEREAS, the Corporation desires to employ Employee pursuant to the terms of an Employment Agreement dated the date hereof; and

         WHEREAS, pursuant to Employee's Employment Agreement, the Corporation desires to provide Employee with an opportunity to acquire an equity interest in the Corporation; and

         WHEREAS, the Corporation has decided to grant stock options to the Employee on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

         1. GRANT OF OPTIONS. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Employee the right and option to purchase up to a total of Five Hundred Thousand shares of the common stock, $.001 par value, of the Corporation (the "Common Stock"), at an option price per share as indicated in Section 2 hereof. The options to purchase up to Five Hundred Thousand (500,000) shares of Common Stock granted under this Agreement (the "Options") are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         2. PERIOD OF EXERCISE. The Options granted in this Agreement shall be fully vested and nonforfeitable immediately upon grant. However, these vested Options shall become exercisable by the Employee on a delayed basis, in four installments. The maximum number of shares of Common Stock for which the Employee may exercise the Options to purchase at any time during the term of the Options shall be limited as specified in the following schedule:

PERIOD                                               OPTIONS MAY BE EXERCISED FOR:
------                                               -----------------------------
From February 1, 2001                       Up to 125,000  shares of the Common Stock at
Through January 31, 2006                    $3.50 per share

From February 1, 2002                       Up to 125,000 shares of the Common Stock at
Through January 31, 2007                    $4.00 per share

From February 1, 2003                       Up to 125,000 shares of the Common Stock at
Through January 31, 2008                    $5.00 per share

From February 1, 2004                       Up to 125,000 shares of the Common Stock at
Through January 31, 2009                    $6.00 per share

If, at any time during any of these periods, the Employee fails to exercise the Options with respect to all of the shares which may be acquired at such time, the Employee shall be entitled to exercise the Options again with respect to the remaining portion of such shares at any subsequent time prior to the termination date of the Options.

         3. TERMINATION DATE OF OPTIONS. The Options granted herein shall terminate on the dates specified in Section 2 hereof. The Employee shall have no right to exercise the Options at any time after the dates specified in Section 2 hereof.

         4. MANNER OF EXERCISE. When the Employee elects to exercise Options to purchase shares of Common Stock and such exercise is permitted hereunder, he shall give written notice of such exercise to the Corporate Secretary of the Corporation. The notice of exercise shall state the number of shares of Common Stock as to which the Options are being exercised and the exercise price for such shares of Common Stock. The Employee may exercise the Options to purchase all or any whole number portion of the number of shares of Common Stock which the Employee is then permitted to purchase under Paragraph 2 (but not for any fractional shares).

         5. PAYMENT FOR SHARES. Full payment of the Price for each share of Common Stock purchased by exercising the Options shall be due at the time the notice of exercise is delivered pursuant to Paragraph 4. Such payment may be made (i) in cash, (ii) by delivery of shares of Common Stock which the Employee has already owned for at least six (6) months which have a fair market value equal to the Price multiplied by the number of shares being exercised, or (iii) at the discretion of the Board of Directors, in any other form acceptable to the Corporation.

         At the time of any exercise, the Employee may exercise his Options by delivering a signed, irrevocable notice of exercise, accompanied by payment in full of the option price by the Employee's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Options promptly to the Employee's stockbroker for the Employee's account.

         6. ISSUANCE OF STOCK CERTIFICATES FOR SHARES. The stock certificates for any shares of Common Stock issuable to the Employee upon exercise of the Options shall be delivered to the Employee (or to the person to whom the rights of the Employee shall have passed by will or the laws of descent and distribution) as promptly after the date of exercise as is feasible, but not before the Employee has paid the Price for each such share so exercised.

         7. TERMINATION OF EMPLOYMENT FOR DEATH, DISABILITY OR WITHOUT CAUSE. If the Employee's employment with the Corporation ends during the term of the Options specified in Section 2 hereof either as a result of death, disability or involuntary termination by the Corporation without Cause (as defned in the Employee's Employment Agreement), Employee's right to exercise the Options shall not expire prematurely. The Options shall not be forfeited, but Employee (or Employee's estate) shall continue to have the right to exercise the Options during the remainder of the term of the Options specified in Section 2 hereof. The maximum number of shares Employee (or Employee's estate) may purchase by exercising the Options at any time during such period shall not exceed the number of shares which could be purchased at that date pursuant to Section 2 hereof.

         8. TERMINATION OF EMPLOYMENT BY EMPLOYEE OR FOR CAUSE. If Employee's employment with the Corporation ends during the term of the Options either as a result of voluntary termination by the Employee or termination by the Corporation for Cause (as defined in Employee's Employment Agreement), Employee shall have the right to exercise only those Options exercisable on the date of such termination and Employee must exercise such options during a period of ninety (90) days following the termination of employment, but in no event later than January 31, 2009. The maximum number of shares the Employee may purchase by exercising the Options during this period shall not exceed the number of shares which could be purchased at the date of termination pursuant to Paragraph 2.

         9. LIMITED TRANSFERABILITY OF OPTIONS. The Employee's rights under the Options may not be assigned or transferred by the Employee other than (i) by will or the laws of descent and distribution, or (ii) in the manner described in the next paragraph.

         Notwithstanding the foregoing, the Employee may transfer all or a portion of the Options to trusts for the benefit of members of her immediate family, or to family partnerships in which immediate family members are the only partners, as long as the Employee receives no consideration for the transfer. Any transferred Options will still be terminated in accordance with Paragraph 7 if the any of the events described in Paragraph 7 occur.

         10. SECURITIES LAWS. The Corporation may from time to time impose any conditions on the exercise of the Options as it deems necessary or advisable to ensure that the Options granted hereunder, and each exercise thereof, satisfy the applicable requirements of federal and state securities laws. Such conditions to satisfy applicable federal and state securities laws may include, without limitation, the partial or complete suspension of the right to exercise the Options until the offering of the shares covered by the Options have been registered under the Securities Act of 1933, or the printing of legends on all stock certificates issued to the Employee referring to the restrictions on the transferability of such shares.

         11. RIGHTS PRIOR TO ISSUANCE OF CERTIFICATES. Neither the Employee nor any person to whom the rights of the Employee shall have passed by will or the laws of descent and distribution shall have any of the rights of a stockholder with respect to any shares of Common Stock until the date of the issuance to her of certificates for such Common Stock as provided in Paragraph 6 above.

         12. EFFECT OF CHANGE IN CORPORATE CONTROL. In the event of a Change in Corporate Control, the vesting of any stock options or other awards granted to Executive under any stock option plan or scheme of the Company shall become immediately vested in full and, in the case of stock options, exercisable in full. For purposes of this Agreement, a "CHANGE IN CORPORATE CONTROL" shall include any of the following events:

         (i) The acquisition in one or more transactions of more than thirty percent (30%) of the Company's outstanding Common Stock by any corporation, or other person or group (within the meaning of Section 14(d)(3) of the Securities Exchange Act of 1934, as amended); or

         (ii) Any merger or consolidation of the Company into or with another corporation in which the Company is not the surviving entity, or any transfer or sale of substantially all of the assets of the Company or any merger or consolidation of the Company into or with another corporation in which the Company is the surviving entity and, in connection with such merger or consolidation, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for other stock or securities of any other person, or cash, or any other property.

provided that, no acquisition of stock by any person in a public offering or private placement of the Company's common stock, approved by the Company's Board of Directors, shall be considered a Change in Control.

         13.      MISCELLANEOUS.

                  (a) This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

                  (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both the Employee and the Corporation.

                  (c) The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Florida, without giving effect to principles of conflicts of law.

         IN WITNESS WHEREOF, the parties have executed this Agreement in two counterparts on the date and year first above written.



ATTEST:                                     USA DIGITAL, INC.


/s/ Mark D. Cobb                            By: /s/ Mark D. Cobb
----------------------------------             ---------------------------------
Secretary                                      Mark D. Cobb, President


Witness                                     EMPLOYEE:

/s/ Heddy Lopez-Vernon                      /s/ Peter J. Lyons
----------------------------------          ------------------------------------
                                            Name:    Peter J. Lyons

                             STOCK OPTION AGREEMENT
                                 (Signing Bonus)

         THIS STOCK OPTION AGREEMENT, made as of February 1, 2000, between USA Digital, Inc., a Nevada corporation (the "CORPORATION"), and Peter J. Lyons ("EMPLOYEE").

                                   WITNESSETH:

         WHEREAS, the Corporation desires to employ Employee pursuant to the terms of an Employment Agreement dated the date hereof; and

         WHEREAS, pursuant to Employee's Employment Agreement, the Corporation desires to provide Employee with an opportunity to acquire an equity interest in the Corporation; and

         WHEREAS, the Corporation has decided to grant stock options to the Employee on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

         1. GRANT OF OPTIONS. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Employee the right and option to purchase up to a total of One Hundred Thousand shares of the common stock, $.001 par value, of the Corporation (the "Common Stock"), at an option price per share of $3.50. The options to purchase up to One Hundred Thousand (100,000) shares of Common Stock granted under this Agreement (the "Options") are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         2. PERIOD OF EXERCISE. The Options granted in this Agreement shall be immediately exercisable by the Employee. If, at any time during the term of these Options, the Employee exercises the Options with respect to some but not all of the shares which may be acquired at such time, the Employee may exercise the Options again with respect to the remaining portion of such shares at any subsequent time prior to the termination date of the Options.

         3. TERMINATION DATE OF OPTIONS. The Options granted herein shall terminate on January 31, 2005, the fifth anniversary of the date of grant. The Employee shall have no right to exercise the Options at any time after this date.

         4. MANNER OF EXERCISE. When the Employee elects to exercise the Options to purchase shares of Common Stock and such exercise is permitted hereunder, he shall give written notice of such exercise to the Corporate Secretary of the Corporation. The notice of exercise shall state the number of shares of Common Stock as to which the Options are being exercised. The Employee may exercise the Options to purchase all or any whole number portion of the number of shares of Common Stock which the Employee is then permitted to purchase under Paragraph 2 (but not for any fractional shares).

         5. PAYMENT FOR SHARES. Full payment of the Price for each share of Common Stock purchased by exercising the Options shall be due at the time the notice of exercise is delivered pursuant to Paragraph 4. Such payment may be made (i) in cash, (ii) by delivery of shares of Common Stock which the Employee has already owned for at least six (6) months which have a fair market value equal to the Price multiplied by the number of shares being exercised, or (iii) at the discretion of the Board of Directors, in any other form acceptable to the Corporation.

         At the time of any exercise, the Employee may exercise his Options by delivering a signed, irrevocable notice of exercise, accompanied by payment in full of the option price by the Employee's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Options promptly to the Employee's stockbroker for the Employee's account.

         6. ISSUANCE OF STOCK CERTIFICATES FOR SHARES. The stock certificates for any shares of Common Stock issuable to the Employee upon exercise of the Options shall be delivered to the Employee (or to the person to whom the rights of the Employee shall have passed by will or the laws of descent and distribution) as promptly after the date of exercise as is feasible, but not before the Employee has paid the Price for each such share so exercised.

         7. TERMINATION OF EMPLOYMENT FOR DEATH, DISABILITY OR WITHOUT CAUSE. If the Employee's employment with the Corporation ends during the term of the Options specified in Section 2 hereof either as a result of death, disability or involuntary termination by the Corporation without Cause (as defned in the Employee's Employment Agreement), Employee's right to exercise the Options shall not expire prematurely. Employee (or Employee's estate) shall continue to have the right to exercise the Options during the remainder of the term of the Options specified in Section 2 hereof.

         8. TERMINATION OF EMPLOYMENT BY EMPLOYEE OR FOR CAUSE. If Employee's employment with the Corporation ends during the term of the Options either as a result of voluntary termination by the Employee or termination by the Corporation for Cause (as defined in Employee's Employment Agreement), the Options shall expire. Employee shall only have the right to exercise the Options during a period of ninety (90) days following the termination of employment, but in no event later than January 31, 2005.

         9. LIMITED TRANSFERABILITY OF OPTIONS. The Employee's rights under the Options may not be assigned or transferred by the Employee other than (i) by will or the laws of descent and distribution, or (ii) in the manner described in the next paragraph.

         Notwithstanding the foregoing, the Employee may transfer all or a portion of the Options to trusts for the benefit of members of his immediate family, or to family partnerships in which immediate family members are the only partners, as long as the Employee receives no consideration for the transfer. Any transferred Options will still be terminated in accordance with Paragraph 7 if any of the events described in Paragraph 7 occur.



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

         10. SECURITIES LAWS. The Corporation may from time to time impose any conditions on the exercise of the Options as it deems necessary or advisable to ensure that the Options granted hereunder, and each exercise thereof, satisfy the applicable requirements of federal and state securities laws. Such conditions to satisfy applicable federal and state securities laws may include, without limitation, the partial or complete suspension of the right to exercise the Options until the offering of the shares covered by the Options have been registered under the Securities Act of 1933, or the printing of legends on all stock certificates issued to the Employee referring to the restrictions on the transferability of such shares.

         11. RIGHTS PRIOR TO ISSUANCE OF CERTIFICATES. Neither the Employee nor any person to whom the rights of the Employee shall have passed by will or the laws of descent and distribution shall have any of the rights of a stockholder with respect to any shares of Common Stock until the date of the issuance to him of certificates for such Common Stock as provided in Paragraph 6 above.

         12.  MISCELLANEOUS.

                  (a) This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

                  (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both the Employee and the Corporation.

                  (c) The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Florida, without giving effect to principles of conflicts of law.

         IN WITNESS WHEREOF, the parties have executed this Agreement in two counterparts on the date and year first above written.


ATTEST:                                     USA DIGITAL, INC.



/s/ Mark D. Cobb                           By: /s/ Mark D. Cobb
-----------------------------------            ---------------------------------
Secretary                                      Mark D. Cobb, President



Witness                                     EMPLOYEE:


/s/ Heddy Lopez-Vernon                      /s/ Peter J. Lyons
-----------------------------------         ------------------------------------
                                            Name:    Peter J. Lyons

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